Summary Prospectus | February 1, 2020
DWS Small Cap Core Fund
Class/Ticker	A	SZCAX	T	SZCTX	C	SZCCX	R6	SZCRX	INST	SZCIX	S	SSLCX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated February 1, 2020, as supplemented, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the fund.
Investment Objective
The fund seeks to provide long-term capital growth.
Fees and Expenses
These are the fees and expenses you may pay when you buy and hold shares. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class S shares, which are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in
Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 38), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 97) and Purchase and Redemption of Shares in the fund’s SAI (p. II-14).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.64	0.64	0.64	0.64	0.64	0.64
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None	None
Other expenses	0.38	0.29	0.37	0.21	0.35	0.38
Total annual fund operating expenses	1.26	1.18	2.01	0.85	0.99	1.02
Fee waiver/expense reimbursement	0.17	0.09	0.17	0.06	0.15	0.13
Total annual fund operating expenses after fee waiver/expense reimbursement	1.09	1.09	1.84	0.79	0.84	0.89
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.

1

The Advisor has contractually agreed through January 31, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.09%, 1.09%, 1.84%, 0.79%, 0.84% and 0.89% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$680	$358	$287	$81	$86	$91
3	936	607	614	265	300	312
5	1,211	874	1,067	465	532	551
10	1,996	1,638	2,324	1,043	1,199	1,236
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$680	$358	$187	$81	$86	$91
3	936	607	614	265	300	312
5	1,211	874	1,067	465	532	551
10	1,996	1,638	2,324	1,043	1,199	1,236
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term total return. These companies are similar in size to the companies in the Russell 2000® Index (generally the 2,000 smallest companies out of the 3,000 largest companies in the US). While the market capitalization range of the Russell 2000® Index changes throughout the year, as of December 31, 2019, the market capitalization range of the Russell 2000® Index was between $59 thousand and $8.44 billion. The Russell 2000® Index is reconstituted annually every June.
The fund intends to invest in companies whose market capitalizations fall within the normal range of the Russell 2000® Index. While the fund invests primarily in common stocks, it may invest up to 20% of its total assets in US government securities. While the fund invests mainly in US stocks, it may invest up to 20% of net assets in foreign securities.
Management process. Portfolio management uses an active process that combines financial analysis with an assessment of corporate strategy and management quality. Portfolio management focuses on stocks that they believe are undervalued relative to their intrinsic worth. Portfolio management considers various fundamental factors including, but not limited to, free cash flow yield and return on invested capital in seeking to identify undervalued securities.
Portfolio management generally seeks companies that it believes have high returns on invested capital, strong corporate governance practices and conservative accounting. Portfolio management prefers companies that demonstrate sustainable and growing cash flows. The fund’s portfolio is assembled on a stock-by-stock basis and sector weights are not predetermined by a benchmark.
Portfolio management will normally sell a stock when its price reaches portfolio management’s expectations or portfolio management believes there has been a deterioration in the company’s fundamental value. A stock may also be sold when portfolio management believes that other investments offer better opportunities.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process and when making investment decisions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not
2	DWS Small Cap Core Fund
Summary Prospectus    February 1, 2020

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. The United Kingdom plans to officially withdraw from the EU pursuant to a withdrawal agreement, providing for a transition period, initially through December 31, 2020, in which the United Kingdom will seek to negotiate and finalize a trade deal with the EU, but that may be extended for up to two years. During this transition period, the United Kingdom will effectively remain in the EU from an economic perspective but will no longer have any political representation on the EU parliament. Significant uncertainty exists regarding the outcome of these negotiations and any adverse economic and political effects it may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
3	DWS Small Cap Core Fund
Summary Prospectus    February 1, 2020

ESG investing risk. When portfolio management considers ESG factors in its fundamental research process and when making investment decisions, there is a risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
Prior to May 31, 2013, the fund had a sub-advisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	16.69%	December 31, 2011
Worst Quarter	-23.11%	September 30, 2011
Average Annual Total Returns
(For periods ended 12/31/2019 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/25/2001	14.48	5.89	10.30
After tax on distributions		14.48	4.82	9.45
After tax on distributions and sale of fund shares		8.58	4.41	8.29
Class T before tax	6/5/2017	18.46	6.58	10.63
Class C before tax	6/25/2001	20.63	6.36	10.13
Class S before tax	7/14/2000	21.71	7.39	11.23
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)		25.52	8.23	11.83

	Class Inception	1 Year	Since Inception
Class R6 before tax	6/1/2016	21.81	9.35
INST Class before tax	6/1/2016	21.80	9.34
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)		25.52	12.37
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.
4	DWS Small Cap Core Fund
Summary Prospectus    February 1, 2020

To Place Orders
Mail	New Accounts	DWS PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	DWS PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	DWS PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors as well as through firms that have an agreement with DWS Distributors, Inc. to offer the shares on an agency basis on brokerage platforms.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
5	DWS Small Cap Core Fund
Summary Prospectus    February 1, 2020    DSCCF-SUM